UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12

Prudential Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: _____________________________

(2)	Aggregate number of securities to which transaction applies: _____________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________

(4)	Proposed maximum aggregate value of transaction: ____________________________________

(5)	Total fee paid __________________________________________________________________

☐	Fee paid previously with preliminary materials: _________________________________

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: ________________________________________________

(3)	Filing Party: _____________________________________________________________

(4)	Date Filed:_________________________________________

January 20, 2017

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Prudential Bancorp, Inc.  The meeting will be held at Prudential Savings Bank's administrative offices located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania, on Thursday, February 23, 2017 at 11:00 a.m., Eastern Time.

The Board of Directors unanimously recommends a vote "FOR" election of our two nominees for director for a three-year term expiring in 2020 and "FOR" ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2017.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided or vote over the Internet or by telephone, if available, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Prudential Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Dennis Pollack
President and Chief Executive Officer

PRUDENTIAL BANCORP, INC. 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	11:00 a.m., Eastern Time, Thursday, February 23, 2017

PLACE	Prudential Savings Bank Administrative Offices 3993 Huntingdon Pike, Suite 300 Huntingdon Valley, Pennsylvania

ITEMS OF BUSINESS
(1) To elect two directors for a three-year term and until their successor is elected and qualified;
(2) To ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2017; and
(3) To transact such other business as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Prudential Bancorp common stock of record at the close of business on January 9, 2017 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2016 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You are urged to vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or voting instruction form.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Sharon M. Slater Corporate Secretary
Philadelphia, Pennsylvania January 20, 2017

MEETING DIRECTORS
From Center City Philadelphia:	From Pennsylvania Turnpike:
Take I-95 North to Exit 35- PA 63 West (Woodhaven Road)
Stay to your left and drive to dead-end
Make a left and proceed to Byberry Road
Turn right onto Byberry Road and continue to Huntingdon Pike (Route 232)
Turn right onto Huntingdon Pike and proceed to 3993 Huntingdon Pike

Take Exit 343 for Willow Grove (formerly Exit 27 Doylestown/Jenkintown Exit)
Take Route 611 North and proceed to Mill Road
Turn right onto Mill Road which changes to Warminster Road
Stay on Warminster Road until you come to Byberry Road
Turn right onto Byberry Road and continue to Huntingdon Pike (Route 232)
Turn left onto Huntingdon Pike and proceed to 3993 Huntingdon Pike

PROXY STATEMENT
OF
PRUDENTIAL BANCORP, INC.

_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

General.  This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc., referred to as the "Company" or "Prudential Bancorp," the parent holding company of Prudential Savings Bank, referred to as "Prudential Bank" or the "Bank."  Our Board of Directors is soliciting proxies to be used at the Annual Meeting of Shareholders to be held at the administrative offices of Prudential Bank, located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania, on Thursday, February 23, 2017 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about January 20, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 23, 2017.  This proxy statement and our 2016 Annual Report on Form 10-K are available through our website at www.prudentialsavingsbank.com under the "Investor Relations" Quick Link.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached notice of meeting consisting of the proposals to:

●	elect two directors for a three-year term expiring in 2020; and
●	ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

In addition, management may report on the performance of Prudential Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the annual meeting, January 9, 2017, are entitled to vote at the meeting. On the record date, we had 9,016,626 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  You may also vote over the Internet or by telephone by following the instructions on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for each of such proposals.  You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered "broker non-votes."

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, proposal one, the election of directors, is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card or vote over the Internet or by telephone before the annual meeting. Any earlier proxies will be revoked automatically.

●
Second, you may send a written notice to our Corporate Secretary, Ms. Sharon M. Slater, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the annual meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee on how to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the two nominees for director described herein, and FOR ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The two nominees for director receiving the most "For" votes will be the directors for a three-year term expiring in 2020, and until their successors are elected and qualified.  The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for approval of the proposal to ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2017. Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the proposals to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO THE NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  Generally, one class is elected annually. At this annual meeting, you will be asked to elect two directors for a three-year term expiring in 2020 and until their successors are elected and qualified. One of the nominees was previously elected into the class of directors whose term expires in 2019; due to the retirement of a director who would have stood for re-election this year in the class whose term expires in 2020, a member in the class whose term expires in 2019 agreed to stand for election for the class whose term expires in 2020 in order to rebalance the classes to be in compliance with the Company's Articles of Incorporation.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Mulcahy and Pollack as directors.  No director is related to any other director or executive officer by blood, marriage or adoption.  Shareholders are not permitted to use cumulative voting for the election of directors.  Our Board of Directors has determined that Messrs. Fanelli, Hosier, Miller and Mulcahy are independent directors as defined in the Nasdaq Stock Market listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why either of the nominees may not be able to serve as a director if elected.

The following tables present information concerning our nominees for director and our continuing directors, all of whom also serve as directors of Prudential Bank.  For Mr. Balka, the indicated period of service as a director includes service as a director of Prudential Bank prior to the organization of the predecessor to Prudential Bancorp in 2004. Ages are reflected as of September 30, 2016.

Nominees for Director for Three-Year Terms Expiring in 2020

Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Francis V. Mulcahy	Director. Residential real estate appraiser and broker, Media, Pennsylvania. Mr. Mulcahy brings substantial knowledge of the local real estate market to the Board of Directors. Age 83.	2005

Dennis Pollack
Director. President and Chief Executive Officer of Prudential Bancorp and Prudential Bank since May 2016. Chairman of the Board, Presilient Worldwide, Denver, Colorado, an information technology managed backup and infrastructure service provider, since 2011. Director, SI Financial Group, Inc. Willimantic, Connecticut, and its wholly owned subsidiary, Savings Institute Bank and Trust Company, since February 2015; previously served as a director of TF Financial, Inc., Newtown, Pennsylvania, from January 2012 until October 2013; also served as Chief Operating Officer of Paulson & Co., New York, New York, a hedge fund, from 2003-2006 and as President and Chief Executive Officer of the Connecticut Bank of Commerce from 1997-2000 as well as The Savings Bank of Rockland County from 1989-1996.
Mr. Pollack brings to the Board the benefit of his substantial experience as president, chief executive officer and director of community banking organizations as well as significant knowledge of community bank lending. Age 66.
		2014

The Board of Directors recommends that you vote FOR election of our nominees for director.

Members of the Board of Directors Continuing in Office

Name	Directors Whose Terms Expire in 2018 Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

John C. Hosier	Director. Commercial Lines Account Executive with Montgomery Insurance Services, Inc., Media, Pennsylvania since 1986, and Commercial Lines Manager of its affiliate, Allman and Company, Inc., Fort Washington, Pennsylvania since 2007, two full-service insurance agencies. Mr. Hosier brings significant commercial business experience as well as knowledge of the local insurance market to the Board of Directors. Age 52.	2009

Bruce E. Miller	Director and Chairman of the Board. President, Imaging Management Associates, operator of five magnetic resonance imaging centers located in Philadelphia, Pennsylvania and Chester and Delaware Counties, Pennsylvania since 2000. Mr. Miller brings significant business experience to the Board as a result of his successful operation of a number of small businesses as well as extensive knowledge of the local market area in which the Bank operates. Age 55.	2013

Name	Directors Whose Terms Expire in 2019 Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Jerome R. Balka, Esq.	Director. Partner, Reger, Rizzo & Darnall LLP, a law firm, Philadelphia, Pennsylvania, since April 2015; previously partner at Balka & Balka, a law firm, Philadelphia, Pennsylvania. President of Constitution Abstract Co., Inc., a title insurance company, Philadelphia, Pennsylvania, from September 2009 to November 2012. Mr. Balka brings substantial legal expertise, particularly with respect to real estate transactions, to the Board of Directors. Age 87.	2000

A. J. Fanelli	Director. Self-employed owner of a public accounting practice, Philadelphia, Pennsylvania. Mr. Fanelli brings substantial accounting knowledge to the Board of Directors as Chairman of the Audit Committee. Age 79.	2005

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2016, the Board of Directors of Prudential Bancorp met 13 times, including special meetings. No director of Prudential Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees.  The Board of Directors of Prudential Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Each of the committees operates in accordance with a written charter which is available on our website at www.prudentialsavingsbank.com.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Nominating and Corporate Governance	Compensation	Audit
A.J. Fanelli	**	*	**
John C. Hosier	*	*	*
Bruce E. Miller	*	*	*
Francis V. Mulcahy	*	**	*

____________________
*       Member
**      Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors Prudential Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of five directors, each of whom is an independent director as defined in the Nasdaq Stock Market listing standards and the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that none of the members of the Audit Committee meet the definition of Audit Committee financial expert, as such term is defined in the rules of the Securities and Exchange Commission.  However, we believe it is important to note that while no one individual member of the Audit Committee has been determined to meet the technical requirements to be an Audit Committee financial expert, each of the members has had significant involvement in financial matters. The Audit Committee met six times in fiscal 2016.

Compensation Committee.  It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Prudential Bancorp's compensation and incentive arrangements for management.  No member of the Compensation Committee is a current or former officer or employee of Prudential Bancorp, Prudential Bank or any subsidiary and all members are independent as defined in the Nasdaq Stock Market listing standards.  Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Compensation Committee held three meetings in fiscal 2016 to consider management compensation matters.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification.  Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Nominating and Corporate Governance Committee met twice in fiscal 2016.

Board Leadership Structure

Mr. Pollack serves as our President and Chief Executive Officer and Mr. Bruce E. Miller serves as Chairman of the Board.  The board of directors has determined that that separation of the offices of Chairman of the Board and President enhances board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the board of directors in its fundamental role of providing independent oversight and advice to management.  Mr. Miller is an independent director under the rules of the Nasdaq Stock Market.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks that Prudential Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

One of our current senior executive officers, Mr. Pollack, serves on our Board of Directors.  Other members of our senior management regularly attend meetings of the Board of Directors and are available to address any questions or concerns raised by the Board of Directors on risk management or other matters.  Prudential Bank has established an Asset-Liability Committee, a Loan Quality Committee and an Investment Committee composed of members of senior management.  The independent directors work together to provide strong, independent oversight of Prudential Bancorp's management and affairs.

Directors' Attendance at Annual Meetings

Directors are expected to attend the Annual Meeting of Shareholders absent a valid reason for not doing so. All of our directors attended the Annual Meeting of Shareholders held in February 2016.

Directors' Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during fiscal year 2016. Mr. Pollack was a non-employee director for the period of October 1, 2015 through April 30, 2016.

Name	Fees Earned or Paid in Cash		Stock Awards(1)	Option Awards	All Other Compensation	Total
Jerome R. Balka, Esq.	$45,150		$--	$--	$--	$45,150	(1)
A. J. Fanelli	75,850		--	--	--	78,850
John C. Hosier	73,950		--	--	--	73,950
Bruce E. Miller	95,850		--	--	--	95,850
Francis V. Mulcahy	71,550		--	--	--	71,550
Dennis Pollack	40,400	(2)	(3)	(3)	--	40,400
__________________
(1)	Does not include amounts paid to Reger, Rizzo & Darnall LLP during fiscal 2016; Mr. Balka is a partner in the firm.
(2)
Reflects the cash compensation Mr. Pollack received as a non-employee director between October 1, 2015 and May 1, 2016 when he was appointed President and Chief Executive Officer. As an employee, in accordance with Prudential Bank's policy, he does not receive compensation for his service on the Board of Directors.

(3)
Pursuant to the 2014 Stock Incentive Plan ("2014 SIP"). Mr. Pollack was granted 2,500 shares of restricted stock and options to purchase 10,000 shares of common stock at an exercise price of $14.42 per share. The options and restricted stock vests pro rata over five years commencing on the first anniversary of the date of grant on August 17, 2016. The value of such equity grants are reflected in the Summary Compensation Table on page 20.

We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp.  For fiscal 2016, members of Prudential Bank's Board of Directors received an annual retainer of $28,200.  Members also received $2,350 per special meeting attended.  For fiscal 2016, members of the Audit Committee, Executive Committee (other than Mr. Pollack) and the Compensation Committee received fees of $900 per meeting attended.  As Chairman of the Audit Committee, Mr. Fanelli received an annual retainer of $10,000 in fiscal 2016, which will remain the same for fiscal 2017. As Chairman of the Compensation Committee, Mr. Mulcahy received an annual retainer of $7,500 in fiscal 2016 and will receive the same amount in fiscal 2017. Board fees are subject to periodic adjustment by the Board of Directors.  For fiscal 2017, the annual retainer, special meeting fees and committee meeting fees will remain the same as for fiscal 2016.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp's Compensation Committee.  Messrs. Fanelli, Hosier, Miller and Mulcahy, who is the Committee's Chairman, currently serve as members of the Compensation Committee.

No person who served as a member of the Compensation Committee during fiscal 2016 was a current or former officer or employee of Prudential Bancorp or Prudential Bank or engaged in certain transactions with Prudential Bancorp or Prudential Bank required to be disclosed by regulations of the Securities and Exchange Commission.  Additionally, there were no Compensation Committee "interlocks" during fiscal 2016, which generally means that no executive officer of Prudential Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of Prudential Bancorp's Compensation Committee.

Director Nominations

Recommendations for nominations of persons to serve as directors of Prudential Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are approved by the entire Board.  The Board of Directors adopted a written charter of the Nominating and Corporate Governance Committee which is available on our website at www.prudentialsavingsbank.com.  The charter sets forth certain criteria the committee may consider when recommending individuals for nomination including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;

o	relevant technical skills;

o	industry knowledge and experience;

o	financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission);

o	local or community ties; and

●	minimum individual qualifications, including:

o	strength of character;

o	mature judgment;

o	familiarity with our business and industry;

o	independence of thought; and

o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Executive Officers Who Are Not Also Directors

Set forth below is certain information with respect to current executive officers of Prudential Bancorp and its subsidiaries who are not directors.  Ages are reflected as of September 30, 2016.

Name	Age and Principal Occupation During the Past Five Years

Kevin Gallagher
Senior Vice President and Chief Lending Officer since January 1, 2017. Mr. Gallagher served as Chief Lending Officer of Polonia Bank from November 2015 until completion of the merger of Polonia Bank with and into Prudential Bank on January 1, 2017. From June 2015 to November 2015, he served as Senior Lending Manager of Polonia Bank. From 2013 until June 2015, Mr. Gallagher was a banking consultant providing contractual consulting services focused on commercial lending. Mr. Gallagher previously served as President and CEO of Huntingdon Valley Bank from 2010 until January 2013. Prior to Huntingdon Valley Bank, Mr. Gallagher served as chief lending officer at several banks, including Allegiance Bank, Continental Bank and First Penn Bank. Age 60.

Jeffrey T. Hanuscin
First Vice President and Controller of Prudential Bancorp and Prudential Bank since September 2016 and Vice President and Controller of Prudential Bancorp from June 2013 to September 2016 and of Prudential Bank from May 2013 to September 2016.  Prior thereto, Mr. Hanuscin served as Senior Vice President, Chief Financial Officer and Treasurer of Nova Bank, Berwyn, Pennsylvania from April 2008 to October 2011. Age 52.

Name	Age and Principal Occupation During the Past Five Years

Anthony V. Migliorino
Executive Vice President and Chief Operating Officer of Prudential Bank since September 2015; from July 2015 until September 2015 served as Senior Vice President-Retail Business Development Officer. From September 2000 to September 2014, Mr. Migliorino served in various positions at Sterling National Bank, New York, New York, including Senior Vice President of Branch Banking. Prior to 2000, Mr. Migliorino served as a senior officer at several financial institutions including Stissing National Bank, Pine Plains, New York and Savings Bank of Rockland County, Spring Valley, New York. Age 61.

Jack E. Rothkopf
Senior Vice President, Chief Financial Officer and Treasurer of Prudential Bancorp and Prudential Bank since June 2015; Senior Vice President and Treasurer of Prudential Bancorp from June 2013 until June 2015 and of Prudential Bank from April 2013 until June 2015; from January 2006 to April 2013, served as Vice President and Controller.  Prior thereto, Mr. Rothkopf served as Assistant Vice President of Popular Financial Holdings, Marlton, New Jersey from October 2000 to January 2006.  Age 53.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Prudential Bancorp's audited financial statements with management.  The Audit Committee has discussed with Prudential Bancorp's independent registered public accounting firm, S.R. Snodgrass, P.C., the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 16, Communication with Audit Committees.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board under Rule 3526 regarding S.R. Snodgrass, P.C.'s communications with the Audit Committee concerning its independence and the Committee has discussed with S.R. Snodgrass, P.C. its independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Prudential Bancorp's Annual Report on Form 10-K for fiscal year 2016 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
A. J. Fanelli, Chairman
John C. Hosier
Bruce E. Miller
Francis V. Mulcahy

MANAGEMENT COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Philosophy and Program.  Our compensation philosophy is to provide compensation to our executive officers that is competitive in the marketplace and provides elements of both reward and retention in order to attract and retain qualified and experienced officers.  The compensation of our executive officers, including the various components of such compensation, is determined by our Compensation Committee.  The Committee consists solely of non-employee directors who meet all applicable requirements to be independent of management.  In addition, the Committee in the past has used one or more independent outside consulting firms that provide information regarding the compensation paid by a developed peer group, as described below.

When setting the compensation of our executive officers, the Committee generally targets compensation which is comparable with our peer group with respect to each of our components of compensation.  The compensation we provide to our executive officers primarily consists of the following:

●	annual base salary,

●	annual cash bonuses,

●	periodic grants of stock options and restricted stock awards, and

●
other forms of compensation as approved by the Board of Directors, as appropriate, consisting principally of participation in an employee tax-qualified retirement plan consisting of a profit-sharing plan and medical, dental, life and related insurance programs.

Since our mutual holding company reorganization in 2005 and our second-step conversion to a fully public holding company in 2013, we have implemented various stock option, restricted stock and stock incentive plans in order to more closely align the interests of our directors and executive officers with our shareholders.  Each of these plans were approved by our shareholders.  Grants of stock options and grants of restricted stock to our executive officers and directors are made periodically both as a reward for past service as well as to provide an incentive for future performance.

We also provide all of our employees, including our executive officers, with tax-qualified retirement benefits through a profit sharing 401(k) plan. We also offer various fringe benefits to all of our employees, including our executive officers, on a non-discriminatory basis, including group policies for medical, dental, life, disability and accidental death insurance. In addition, we have entered into split dollar life insurance agreements with certain executive officers. The Committee believes such benefits are appropriate and assist such officers in fulfilling their employment obligations.

Independent Compensation Committee.  The Committee, composed entirely of independent directors, administers the Company's executive compensation program.  The members of the Committee, Messrs. Francis V. Mulcahy (Chairman), A.J. Fanelli, John C. Hosier and Bruce E. Miller, meet all of the independence requirements under applicable laws and regulations, including the listing requirements of the Nasdaq Stock Market. None of the members is a current or former officer or employee of the Company or any of its subsidiaries or has any separate business relationship with the Company. The role of the Committee is to oversee the Company's compensation and benefit plans and policies, administer its stock benefit plans (including reviewing and approving equity grants to executive officers) and review and approve annually all compensation decisions relating to executive officers, including those for the President and Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the other executive officers named in the Summary Compensation Table (the "named executive officers").

The Compensation Committee is committed to high standards of corporate governance, as embraced most notably in the Sarbanes-Oxley Act of 2002 and the various regulations implementing that statute. The Compensation Committee's Charter reflects the foregoing responsibilities and commitment, and the Committee and the Board periodically review and revise the Charter. The full text of the Compensation Committee Charter is available on our website at www.prudentialsavingsbank.com under the "Investor Relations" tab. The Committee's membership is determined by the Board. The Committee held three meetings in fiscal 2016.

The Compensation Committee adheres to sound governance principles and practices. The Committee has typically exercised exclusive authority over the compensation paid to Company executives, including not only the amount and type of awards granted to executives under our equity incentive plans, but also on the issues of executive salaries, bonuses, retirement and severance arrangements, and other benefits. As a matter of philosophy, the Company and the Committee have been committed to creating a compensatory structure for executives that is simple and readily comprehensible to investors. The types of compensation we offer our executives remain within the traditional categories: salary, short and long-term incentive compensation (discretionary cash bonus and stock-based awards), standard executive benefits, and retirement and severance benefits. The Company does not provide executives with excessive or exotic perquisites. It also does not make loans to executives or their families or families' businesses, other than those made in the ordinary course of the Bank's business and on substantially the same terms as those prevailing at the time for comparable transactions with other persons in accordance with applicable federal banking regulations. We do not permit our executives to receive any income or gain from affiliated transactions or arrangements with the Company, a major concern addressed by recent corporate governance laws and regulations.

The Committee recognizes the importance of maintaining sound principles for the development and administration of compensation and benefit programs, and has taken steps in recent periods to enhance the Committee's ability to effectively carry out its responsibilities as well as enhance the link between executive pay and performance. Examples of actions that the Committee has taken in recent periods include (i) aligning compensation structures based on targeting average competitive pay of peer groups, and (ii) aligning the relative mix of stock options and restricted stock awards to increase the importance of long-term incentives.

General Compensation Philosophy. The Committee believes that compensation paid to executive officers should be closely aligned with the performance of the Company on both a short-term and long-term basis, and that such compensation should assist the Company in attracting and retaining key executives critical to its long-term success. The compensation of executive officers is structured to ensure that a significant portion of an executive's compensation will be directly related to the Company's corporate performance and other factors that directly and indirectly influence shareholder value.  To that end, it is the view of the Board that the total compensation program for executive officers should consist of the following:

●	Salaries;
●	Annual cash bonus awards;
●	Long-term incentive compensation consisting of a mixture of stock options and restricted stock awards; and
●	Certain other benefits.

The overriding philosophy in setting corporate goals is to both create an executive compensation program that will attract, motivate and retain qualified and experienced officers as well as to ensure that the interests of senior management are aligned with the interests of shareholders. The Compensation Committee reviews the overall compensation of each named executive officer to determine the appropriateness of the level of overall compensation as well as the amount for each element of that compensation based upon the performance of the individual employee and the performance of the Company. The Compensation Committee generally intends to set total compensation levels at within a range of between 85% and 115% of the 75th percentile (based upon a review of the particular executive and his or her respective performance) of market, including a review of the peer group developed in fiscal 2015, which group the Committee still believes is appropriate as part of its analysis of compensation levels. During fiscal 2015, in connection with the development and adoption of the 2014 SIP, an omnibus stock incentive plan adopted subsequent to the completion of the second-step conversion, the Compensation Committee engaged an independent third party compensation consultant to assist the committee with respect to grants proposed to be made under the 2014 SIP. The Compensation Committee considered the consultant's review of grant levels of equity awards under the 2014 SIP in connection with the initial grants thereunder made in February 2015. The consultant's review analyzed equity grant practices at institutions that had recently undergone second-step mutual holding company conversions. The equity grant practices that have developed with regard to institutions that have undergone mutual-to-stock conversions are unique and in large part a function of the regulatory framework in which the stock benefit plans adopted by these institutions must be developed and operate. The Committee believes that, over time, the financial performance of the Company is reflected in the value of its stock and that internal results, such as financial performance, and external results, such as stock price, ultimately move in a complementary fashion.

The financial performance of the Company on a period-to-period basis is the major factor considered by the Compensation Committee when it determines salary adjustments and discretionary cash bonuses. The Committee uses these elements of compensation to incentivize executives to achieve continuous, near-term results. Executives' stock-based compensation, on the other hand, is focused on achievement of long-term success. As is true of most publicly traded entities, the Company's stock performance fluctuates over time, typically more so than does our financial performance.  However, over time, the Committee believes that the return to shareholders investing in our stock, including the level of dividends, is a good indicator of corporate performance. Stock-based awards are thus a way to link executive compensation to long-term performance.

In fiscal 2016, the Committee only made limited equity grants, granting stock options and restricted stock awards to certain employees and executive officers who were hired by the Company subsequent to the 2015 grants under the 2014 SIP.  These grants vest pro rata over five years consistent with regulatory requirements governing stock benefit plans adopted by recently converted institutions. This structure reinforces the executive's incentive to seek long-term growth in stock value through strong corporate performance. In addition, the Company has never re-priced stock options downward or exchanged new lower priced options for outstanding higher priced options.

In determining the overall amounts and types of executive compensation, the Committee weighs personal factors as well, including commitment, leadership, teamwork and community involvement. The Committee also consider executive compensation practices of our competitors and peers.

The Role of the Compensation Consultants. In prior years, the Company has engaged the services of independent executive compensation consulting firms to assist the Compensation Committee in setting executive compensation levels and, in fiscal 2015 in particular, to assist in the development of the 2014 SIP, to review and analyze equity grant practices of other institutions that had undergone second-step mutual-to-stock conversions with respect to the initial plans adopted subsequent to the completion of the conversion, and to assist in determining the level of the initial grants under the 2014 SIP. No compensation consultants were utilized during fiscal 2016, but the use of compensation consultants will be considered in the future.

Role of Executive Officers and Management.  The Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for executive officer compensation.  These recommendations are then considered by the Committee. The Chief Executive Officer attends certain Committee meetings but is not present for the executive sessions or for any discussion of his own compensation.

Tax Deductibility of Pay. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1.0 million on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1.0 million limitation for performance-based compensation meeting certain requirements. Stock options are performance-based compensation meeting those requirements and, as such, are fully deductible. Service-based only restricted stock awards are not considered performance-based compensation under Section 162(m) of the Code.

To date, Section 162(m) has not affected the ability of the Company to deduct the expense of the executive compensation paid. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy requiring all compensation to be deductible.

Base Salaries. We provide named executive officers and other employees with a base salary to compensate them competitively for services rendered during the year. Base salary ranges for named executive officers are determined for each employee based on his or her position and responsibility, performance and compensation levels paid by our peers to executives in similar positions. The Compensation Committee targets base salaries to fall within a range of 85% to 115% of the market median (50th percentile) and structures incentive and total compensation to fall within a range of 85% to 115% of the 75th percentile of market. Merit increases granted in fiscal 2016 took effect during September 2016.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	the financial condition and results of operations of the Company;
●	individual performance of the executive;
●	internal review of the executive's compensation, both individually and relative to other officers;
●	peer and market data; and
●	qualifications and experience of the officer.

Base salaries are reviewed annually and adjusted from time to time to align salaries with market levels after taking into account individual responsibilities, performance, experience and overall compensation. For fiscal 2016, the Compensation Committee determined the salaries of senior and executive officers should increase by 4.1% to 15.9% with the base salary of the named executive officers Pollack, Migliorino, Rothkopf and Hanuscin being increased by 14.0%, 15.9%, 11.1% and 4.1%, respectively. In early May 2016, the Company announced the retirement of the then President and Chief Executive Officer, Joseph R. Corrato,  and the appointment of his successor, Dennis Pollack, who was at the time serving as a director of the Company, effective May 1, 2016. Mr. Pollack's initial base salary was $250,000 which was increased to $285,000 effective in September 2016, in recognition of his efforts on behalf of the Company.

Bonuses.  In the past, a discretionary cash bonus for eligible employees, including executive officers, had been determined on an annual basis and generally paid in December of each year for the prior fiscal year ended September 30th based on years of service and compensation. Unlike prior years, the amount of the aggregate bonus pool and the manner of allocating such amounts to individuals with respect to fiscal 2016 was based on the Committee's assessment of both the Company's overall financial performance and as well as the performance of the individual participant and was not related to years of service.

Long-Term Compensation. The long-term incentive compensation portion of the Company's compensation program consists of grants of stock options and restricted stock awards under the Company's 2008 Stock Option Plan (the "2008 SOP"), the 2008 Recognition and Retention Plan (the "2008 RRP" and collectively (the "2008 Equity Plans") and the 2014 SIP (collectively, the "Equity Plans") These grants and awards are designed to provide incentives for long-term positive performance by the executive and other senior officers and to align their financial interests with those of the Company's shareholders by providing the opportunity to participate in any appreciation in the stock price of the Company's common stock which may occur after the date of grant of stock options or restricted stock awards.

Under the Equity Plans, the Compensation Committee has discretion in determining grants of stock options and restricted stock awards to executive officers, including the timing, amounts and types of awards. The level of an individual's grants typically has been based in large on the officer's position within the organization, length of service and his or her individual performance.

The exercisability of options and the vesting of restricted stock awards generally depend upon the executive officer continuing to render services to the Company.  In addition, although not granted to date, the Company's 2008 RRP and 2014 SIP provide that stock awards may be made based upon specified performance goals. All options granted under the Company's stock option plans must have an exercise price at least equal to the market value of the common stock on the date of grant. Options may be exercised only for a limited period of time after the optionee's departure from the Company in most cases. Under the terms of the Equity Plans, the grants cannot vest more rapidly than 20% per year except in certain specified circumstances, such as the death or disability of the award holder or in the event of a change in control (as defined in the Equity Plans) of the Company. To date, all the awards have been granted with five year vesting schedules.

The Compensation Committee initially made grants of stock options and restricted stock awards to directors and officers, including executive officers, pursuant to the 2008 Equity Plans in January 2009. The awards were consistent with equity award practices at recently converted financial institutions. In setting the option and restricted stock grant levels, the Compensation Committee had the assistance of an independent compensation consultant. Until January 2013, no additional equity awards were made to executive officers. In January 2013, small grants of options and restricted stock awards were made to officers, including the executive officers, with no additional grants until February 2015 except for small grants to newly hired officers. The Compensation Committee granted stock options and restricted stock awards to directors and officers in February 2015 pursuant to the 2014 SIP shortly after its approval by shareholders. Consistent with the practice used with respect to the 2008 Equity Plans, the Compensation Committee, with the assistance of an independent consultant, followed equity award practices for institutions that have recently undergone second-step conversions. This normally involves larger grants but ones which vest over a longer period (five years or more) than is typical with respect to companies that have developed a practice of annual equity grants. In awarding grants, one of the factors considered was the performance of the individual involved. All of the awards granted in February 2015 vest pro rata over five years starting on the first anniversary of the grant with 20% per year vesting thereafter on each subsequent anniversary date. The grants complied with the regulatory framework imposed on such plans by the regulations governing mutual-to-stock conversions.

Only limited equity grants were made in fiscal 2016, primarily to newly appointed or promoted officers who were not employees when equity grants were made in February 2015. Two of the Company's named executive officers were granted the following number of stock options in August 2016, primarily under the 2014 SIP: Mr. Pollack, 10,000 shares and Mr. Migliorino, 15,000 shares. Mr. Pollack's grant reflected the Compensation Committee's determination that the assumption of duties by Mr. Pollack as the President and Chief Executive Officer warranted the modest grant of additional equity awards (Mr. Pollack had received a grant of equity awards in his role as a director in February 2015). Mr. Migliorino was granted awards in light of his performance and the fact that he had not received any equity awards previously. Under the Company's 2014 SIP and the 2008 RRP, the Compensation Committee is also authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award are in the form of restricted stock which vests upon such terms and conditions as established by the Committee.  The Committee determines which officers and key employees will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award.  In August 2016, the Company also granted 2,500 shares of restricted stock to Mr. Pollack and 7,500 shares to Mr. Migliorino as well as a small grant to another newly hired officer. The restricted stock vests at the rate of 20% per year starting the first anniversary of the grant. As noted above with regard to the options grants, the grants of restricted stock reflected not only the equity grant practice that has developed with respect to recently converted institutions but also the regulatory construct in which such practices must operate.

Additional Components of Executive Compensation.  The Bank and the Company currently have entered into employment agreements with Messrs. Pollack and Migliorino. The Bank has also entered change in control severance agreements with Messrs. Hanuscin and Rothkopf. Mr. Joseph R. Corrato, the former President and Chief Executive Officer, had an employment agreement with the Bank which was superseded by his entry into a separation agreement in connection with his retirement as President and Chief Executive Officer and his resignation as a director effective May 1, 2016. In addition, Mr. Rothkopf was party to an employment agreement which was superseded by a change in control agreement, effective January 1, 2017. The purpose of the employment and change in control severance agreements is to retain for the benefit of the Bank and the Company the talents of highly skilled officers who are integral to the development and implementation of the Bank's and the Company's business.  Such agreements, as discussed below, provide for termination benefits in the event of such executives' termination or in the event of the occurrence of certain events.  The severance payments provided by the agreements are intended to align the executive officers' and the shareholders' interests by enabling executive officers to consider corporate transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether the transactions may jeopardize the executive officers' own employment or impose financial hardship on him or her. The grounds under which severance payments are triggered in the employment and change in control agreements are similar to or the same as those included in many employment agreements for senior executive officers of comparable financial institutions.

Employment Agreements.  Prudential Bank and Prudential Bancorp entered into an amended and restated employment agreement in December 2016 with Mr. Pollack as well as an employment agreement with Mr. Migliorino. The amended and restated agreement with Mr. Pollack increased the term of the agreement and the severance benefits (as discussed below) as well as his compensation in view of the Compensation Committee's determination that his performance and value to the Company warranted such enhanced provisions. The employment agreement with Mr. Migliorino superseded the change in control agreement he had previously entered into with the Bank in November 2015 and reflected the Compensation Committee's determination that his continued employment was critical to the Bank's and Company's ongoing performance. In connection with Mr. Corrato becoming President and Chief Executive Officer effective October 1, 2015, he entered into an amended employment agreement effected October 1, 2015 which addressed the change in Mr. Corrato's responsibilities and increased the term of his employment agreement from two to three years. In November 2015, both Mr. Corrato and Mr. Rothkopf entered into amendments to their employment agreements pursuant to which they voluntarily agreed to 20% and 10%, respectively, reductions in their base salaries as part of a management developed cost containment program being implemented by the Company. As a result of Mr. Corrato's determination to retire from all his positions with the Company and the Bank as of May 1, 2016, his employment agreement was superseded by a separation agreement, effective May 1, 2016. In addition, in December 2015, in connection with the restructuring of certain aspects of executive compensation, Mr. Rothkopf, as well as other officers who had employment agreements, entered into a change in control agreement which became effective January 1, 2017, upon expiration of the term of his employment agreement on December 31, 2016.

The employment agreements have a term of three years, with respect to Mr. Pollack (previously it was for a two year term), and two years, with respect to Mr. Migliorino with the initial terms expiring, if the agreements are not extended, on December 31, 2019 and December 31, 2018, respectively. The term is extended annually for one year on each December 31st starting December 31, 2017 unless either the Company and the Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended.  The agreements are automatically extended for one year upon a change in control. The terms of the employment agreements provide for an initial annual base salary, which is reviewed annually by the Compensation Committee of the Board of Directors.  The executives are also entitled to participate in the Company's benefit plans and programs and receive reimbursement for reasonable business expenses.  Each of the employment agreements is terminable with or without cause by the Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good reason, as defined in the agreements and which includes a material change in the officer's position, salary or entities without the officer's consent, or termination by the Bank for cause, disability, retirement or death.

In the event that the executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Company or the Bank or the employment agreement is terminated by the Company or the Bank other than for cause, disability, retirement or death, Messrs. Pollack and Migliorino will be entitled to (i) the payment of two times (Mr. Pollack) and one times (Mr. Migliorino), respectively, the executive's respective average annual cash compensation (salary and cash bonuses) based upon the five calendar years preceding the date of termination as cash severance, (ii) the maintenance until the earlier to occur of the passage of two years and one year, respectively, from the date of termination or until the executive's full time employment with another employer (which provides substantially similar benefits), of the executive's continued participation in all group insurance, life insurance, health, dental and accident insurance and disability insurance plans at no cost to the officer and (iii) a lump sum cash payment equal to the projected cost of providing the executive with benefits for two years, or one year in the case of Mr. Migliorino, pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which the executive was entitled to participate. In the event the executive's continued participation in any group insurance plan is barred or would trigger the payment of an excise tax under Section 4980D of the Code, or if any such group insurance plan is discontinued, then the Company or the Bank shall either (1) provide substantially similar benefits under an alternative plan or (2) pay a lump sum cash amount to the executive equal to the projected cost of providing continued coverage to the executive until the two-year, or one-year in the case of Mr. Migliorino, anniversary of the executive's date of termination.

In the event that the executive's employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment (i.e., good reason) following a change in control, as defined, the executive will be entitled to a cash severance payment equal to three times (Mr. Pollack), or two times (Mr. Migliorino) their respective average annual cash compensation, the maintenance, as described above, of the group insurance plans for three years (Mr. Pollack) or two years (Mr. Migliorino), respectively, or until the executive's full-time employment with another employer that provides similar benefits plus the aforementioned lump sum cash payment for the projected cost of providing the other employee benefits as noted above until the third anniversary (Mr. Pollack) or second anniversary (Mr. Migliorino) of the executive's termination.

The employment agreements provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes.  Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred.  Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

For a description of potential payments under the employment agreements in the event of a termination of Messrs. Pollack's and Migliorino's employment (as well as Mr. Rothkopf since as of September 30, 2016 he was still a party to an employment agreement), see "- Potential Payments Upon Termination of Employment or a Change in Control."

Change in Control Agreements.  The Bank entered into a change in control severance agreement in May 2015 with Mr. Hanuscin and in December 2015 (effective January 1, 2017) with Mr. Rothkopf. The change in control agreements are intended to assist the Bank (and indirectly the Company) in maintaining a stable and competent management base. The change in control severance agreements have an initial term ending December 31, 2016 with respect to Mr. Hanuscin and December 31, 2017 with respect to Mr. Rothkopf, if the term of the agreements are not extended. The term is extended annually for one year on each December 31st starting December 31, 2016 (or December 31, 2017 with respect to Mr. Rothkopf) unless either the Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended. The term of Mr. Hanuscin's agreement was extended to December 31, 2017. The agreements automatically extend for one year upon a change in control.

The agreements provide that in the event of an involuntary termination of employment without cause and other than for retirement, death or disability following a change in control (including a termination by the executive for "good reason," which includes a material change in the executive's position, salary or duties without his consent), the executive will be entitled to (i) the payment of two times (Mr. Rothkopf) or one times (Mr. Hanuscin) his average annual cash compensation (salary and cash bonuses) based upon the five calendar years preceding the date of termination as cash severance, (ii) the maintenance until the earlier to occur of the passage of two years (Mr. Rothkopf) or one year (Mr. Hanuscin) from the date of termination or until his full time employment with another employer (which provides substantially similar benefits) of the executive's continued participation in all group insurance, life insurance, health, dental and accident insurance and disability insurance plans at no cost to the officer and (iii) a lump sum cash payment equal to the projected cost of providing him with benefits for one year pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which he was entitled to participate. In the event the executive's continued participation in any group insurance plan is barred or would trigger the payment of an excise tax under Section 4980D of the Code, or if any such group insurance plan is discontinued, then the Bank shall either (1) provide substantially similar benefits under an alternative plan or (2) pay a lump sum cash amount to him equal to the projected cost of providing continued coverage to him until the two-year (Mr. Rothkopf) or one-year (Mr. Hanuscin) anniversary of his date of termination.

The change in control severance agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes.

The Bank has entered into a change in control agreement with one other officer who is not deemed to be an executive officer. Such agreement is substantially identical to the agreement with Mr. Hanuscin. For a description of potential payments under the agreements in the event of a termination of Mr. Hanuscin's employment, see "- Potential Payments Upon Termination of Employment or a Change in Control."

Endorsement Split Dollar Agreements.  The Bank has purchased insurance policies on the lives of certain of its executive officers named in the Summary Compensation Table as well as other officers, and has entered into Endorsement Split Dollar Agreements with each of those officers.  The policies are owned by the Bank.  Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by the Bank, the officer's beneficiary will receive two times the officer's salary as of the date of death.  Pursuant to the terms of the agreements, the Bank has elected generally to not extend such benefits after a termination of employment. As a result of Mr. Corrato's retirement, his benefit under this arrangement was terminated.  Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer's life in excess of the cash surrender value.  The Bank will receive the full cash surrender value, which is expected to reimburse the Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer's beneficiaries pursuant to the Endorsement Split Dollar Agreements.

The Endorsement Split Dollar Agreements may be terminated at any time by the Bank or the officer or by the Bank upon the officer's termination of service to Prudential Bank.  Upon termination, the Bank may surrender the policy and collect the cash surrender value.

Retirement and Other Benefits.  The Company also provides its employees, including the named executive officers, with tax-qualified retirement benefits through the Prudential Savings Bank Employees Savings and Profit Sharing Plan and Trust (the "401(k) Plan"). The Company previously provided additional benefits through two additional tax-qualified retirement plan: an employee stock ownership plan (the "ESOP") and the Petegra Defined Benefit Plan for Financial Institutions (the "Defined Benefit Plan"). The determination was made to terminate the ESOP effective December 31, 2015. In addition, the Defined Benefit Plan was frozen during November 2015. Such actions were taken as part of the Company's efforts to effect significant cost savings while still providing competitive compensation structure. All employees who meet the age and service requirements participate in the 401 (k) Plan, on a non-discriminatory basis. The Company does not provide a 401(k) match to employee contributions. The ESOP purchased shares of the Company's common stock both in connection with the initial mutual holding company reorganization in 2005 as well as in connection with the second-step conversion in 2013. The ESOP purchased the shares of common stock with the proceeds of two loans which have been repaid in connection with the termination of the ESOP. The loans were repaid by delivery to the Company of sufficient shares of common stock pledged as collateral to repay the debt in full. The Defined Benefit Plan is a traditional retirement plan which provides for specified monthly benefit upon a participant's retirement calculated pursuant to a formula that takes into account the participant's highest five-year average earnings (as defined in the Defined Benefit Plan) multiplied by the number of the participant's years of benefit service.

The Company also offers various fringe benefits to all of its employees, including the named executive officers, including group policies for medical and dental insurance, life insurance and long-term disability. We provide individual and family medical and dental coverage to employees. We also provide all of our employees with life and accidental death and disability insurance at no cost to the employee. The President and Chief Executive Officer is provided an automobile allowance. The Compensation Committee believes such benefit is appropriate and assists the President and Chief Executive Officer in fulfilling his employment obligations.

Results from the 2016 Annual Meeting Advisory Vote on Executive Compensation.  At our 2016 annual meeting of shareholders, we presented our advisory vote on the compensation of our named executive officers, commonly known as a "say-on-pay" proposal.  The vote was not binding on the Company, the board of directors or the Compensation Committee.  A substantial majority of the votes cast on the proposal, approximately 87%, was voted "FOR" the compensation of our named executive officers as disclosed in the proxy statement. The Compensation Committee believes that this affirms the shareholders' support of the Company's compensation policies and practices.  The Compensation Committee will continue to consider the outcome of the Company's say-on-pay proposals when making future compensation decisions for the named executive officers.

Compensation Policies and Practices as They Relate to Risk Management

The Compensation Committee of the Board of Directors has reviewed the Company's policies and practices applicable to employees, including the Company's benefit plans, arrangements and agreements, and does not believe that they are reasonably likely to have a material adverse effect on the Company.  The Committee does not believe that the Company's policies and practices encourage officers or employees to take unnecessary or excessive risks or behavior focused on short-term results rather than the creation of long-term value.

Report of the Compensation Committee

We have reviewed and discussed with management the Compensation Discussion and Analysis disclosures to be included in the Company's Proxy Statement for the Annual Meeting of Shareholders to be held in February 2017 and filed with the SEC pursuant to Section 14(a) of the Securities Exchange Act of 1934.  Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company's Proxy Statement.

Compensation Committee
Francis V. Mulcahy (Chairman)
A.J. Fanelli
John C. Hosier
Bruce E. Miller

Summary Compensation Table

The following table summarizes the total compensation paid by Prudential Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2016, 2015 and 2014 to the principal executive officer, the person who served as principal financial officer during fiscal 2016, the two other executive officers of Prudential Bank during fiscal 2016 whose total compensation exceeded $100,000 and an executive officer who resigned prior to September 30, 2016 but would have been included if he was still an executive officer as of such date, collectively referred to as our "named executive officers." The Company has not paid separate cash compensation to our officers.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)		Total

Dennis Pollack(5) President and Chief Executive Officer	2016	$108,462	$20,000	$36,050	$21,300	$--	$4,125	(4)(6)	$189,937
Joseph R. Corrato(5) President and Chief Executive Officer	2016 2015 2014	170,184 235,382 213,632	-- -- 13,923	-- 366,900 --	-- 343,500 --	212,000 202,000 144,000	75,057 65,471 76,641	(4)(6)	455,241 1,213,253 448,196
Anthony V. Migliorino(7) Executive Vice President and Chief Operating Officer	2016 2015	172,368 33,750	20,000 --	108,150 --	31,950 --	-- --	690 750	(6)	333,158 24,500
Jeffrey T. Hanuscin First Vice President/Controller	2016 2015 2014	120,495 120,120 114,583	10,000 -- 3,000	-- 61,150 --	-- 50,380 --	9,000 15,000 4,000	16,690 11,978 100	(4)	156,185 258,628 121,683
Jack E. Rothkopf Senior Vice President, Chief Financial Officer and Treasurer	2016 2015 2014	156,912 160,681 151,477	5,000 -- 4,986	-- 183,450 --	-- 229,000 --	39,000 46,000 31,000	28,894 16,491 9,541	(4)	229,806 635,622 197,004
___________________
(1)
Represents discretionary bonuses earned in each fiscal year reflected but which were paid in the following fiscal year. Bonuses were discretionarily determined based on Company performance as well as individual performance.

(2)
Reflects the grant date fair value in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options that were granted during the fiscal 2015 and fiscal 2016. The valuations of the restricted stock awards granted in fiscal 2015 and fiscal 2016 are based on grant date fair values of $12.23 and $14.42, respectively, per share for grants made in fiscal 2015 and fiscal 2016. The assumptions used in valuing the stock option awards granted in fiscal 2015 and fiscal 2016 are set forth in Note 13 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended September 30, 2016.

(3)
Represents the sum of the actuarial change in pension value in plan years 2013, 2014 and 2015 for Messrs. Corrato, Hanuscin and Rothkopf pursuant to their participation in the Defined Benefit Plan, a multiple employer tax-qualified defined benefit plan. The amounts reflect the effect of the adoption of the new mortality table (RP-2014). Messrs. Pollack and Migliorino are not participating in the Defined Benefit Plan.

(Footnotes continued on the following page)

___________________
(4)
Includes the fair market value on December 31, 2015 of the 2,349, 1,098 and 1,572 shares allocated for plan year 2015 to the ESOP accounts of Messrs. Corrato, Hanuscin and Rothkopf, respectively, based on a value of $15.20 per share on December 31, 2015. As of such date, Messrs. Pollack and Migliorino were not participants in the ESOP.

(5)
Effective as of May 1, 2016, Mr. Pollack was appointed President and Chief Executive Officer of the Company and Prudential Bank and Mr. Corrato resigned as President and Chief Executive Officer of both entities. Mr. Corrato was appointed, effective as of May 1, 2016, as a director emeritus. Thus, Mr. Pollack's salary data for fiscal 2016 only reflects five months of salary.

(6)
Includes, with respect to Messrs. Pollack and Migliorino an automobile allowance in fiscal 2016; with respect to Mr. Corrato, includes the value of the use of an automobile as well as the value of the vehicle when transferred to him as part of his separation agreement (a total of $23,851) and the provision of health insurance premiums ($13,501).

(7)	Mr. Migliorino joined Prudential Bank in June 2015. Accordingly, his salary amount for fiscal 2015 only reflects three and a half months of salary.

Equity Compensation Plans

Grants of Plan-Based Awards for the Year Ended September 30, 2016.  The table below sets forth information regarding grants of awards pursuant to plans our executive officers named in the Summary Compensation Table during the fiscal year ended September 30, 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Awards(3)	Grant Date Fair Value of Stock and Option Awards(4)

Dennis Pollack	8/17/2016	2,500	--	$--	$36,050
	8/17/2016	--	10,000	14.42	21,300

Anthony V. Migliorino	8/17/2016	7,500	--	--	108,150
	8/17/2016	--	15,000	14.42	31,950

___________________
(1)	The restricted stock awards granted August 17, 2016 vests at the rate of 20% per year, starting August 17, 2017.
(2)	The stock options granted vests at the rate of 20% per year, starting August 17, 2017.
(3)	Based upon the fair market value of a share of Company common stock on the date of grant.
(4)	The fair value of the restricted stock awards and/or stock options granted is computed in accordance with FASB ASC Topic 718.

           Outstanding Equity Awards at Fiscal Year-End.  The table below sets forth outstanding equity awards at September 30, 2016 to our executive officers named in the Summary Compensation Table above, which grants were made in fiscal years 2009, 2013, 2015 and 2016. With respect to restricted stock awards and stock options granted prior to the completion of the second-step conversion on October 9, 2013, the number of shares subject to the stock options and the stock awards as well as the exercise price of the stock options have been adjusted to reflect the second-step conversion.

							Stock Awards(1)
									Market Value
	Option Awards(1)						Number of Shares		Of Shares or
	Number of Securities Underlying					Option	Or Units of Stock		Units of Stock
	Unexercised Options				Exercise	Expiration	That Have Not		That Have Not
Name	Exercisable		Unexercisable		Price	Date	Vested		Vested(2)
Dennis Pollack	6,000	(3)	24,000		$12.23	2/18/2025	8,000	(3)	$115,840
	--		10,000	(4)	14.42	8/172026	2,500	(4)	36,200
Joseph R. Corrato.	53,382	(5)	--		11.84	1/5/2019	1,511	(6)	21,789
	7,647	(6)	5,099		7.68	1/5/2023	24,000	(3)	346,080
	15,000	(3)	60,000		12.23	2/18/2025
Anthony V. Migliorino	--		15,000	(4)	14.42	8/17/2026	7,500	(4)	108,150

Jack E. Rothkopf	18,683	(5)	--		11.84	1/5/2019	832	(4)	11,997
	3,540	(6)	2,361		7.68	1/5/2023	12,000	(5)	173,040
	10,000	(3)	40,000		12.23	2/18/2025
Jeffrey T. Hanuscin	6,102	(7)	4,069		10.24	6/19/2023	1,474	(7)	21,255
	2,200	(3)(6)	8,800		12.23	2/18/2025	4,000	(3)	57,680
___________________
(1)
Each of the option awards and stock awards outstanding as of October 9, 2013 was converted into an option award or stock award to purchase a number of shares of common stock of Prudential Bancorp equal to the product of the number of shares of common stock multiplied by the exchange ratio of 0.9442, rounded down to the nearest whole share. Each option after the exchange has an adjusted exercise price equal to the quotient obtained by dividing the option exercise price by the exchange ratio of 0.9442, rounded up to the nearest whole cent.

(2)
Calculated by multiplying the closing market price per share of our common stock on September 30, 2016, which was $14.48, by the applicable number of shares of common stock underlying the named executive officer's unvested stock awards.

(3)	Granted pursuant to our 2014 Stock Incentive Plan and vest at a rate of 20% per year commencing on February 18, 2016.
(4)
Granted pursuant to our 2008 Stock Option Plan, our 2014 Stock Incentive Plan and our 2008 Recognition and Retention Plan, as applicable, and vest at a rate of 20% per year commencing on August 17, 2017.

(5)
Granted pursuant to our 2008 Stock Option Plan and our 2008 Recognition and Retention Plan, as applicable, and vested at a rate of 20% per year commencing on January 5, 2010, becoming fully vested on January 5, 2014.

(6)	Granted pursuant to our 2008 Stock Option Plan and 2008 Recognition and Retention Plan, as applicable, and vest at a rate of 20% per year commencing on January 5, 2014.
(7)	Granted pursuant to our 2008 Stock Option Plan and our 2008 Recognition and Retention Plan, as applicable, and vest at a rate of 20% per year commencing on June 19, 2014.

Option Exercises and Stock Vested.  The following table sets forth certain information with respect to restricted stock awards which vested for the named executive officers during the fiscal year ended September 30, 2016. No stock options were exercised by any of the named executive officers during the fiscal year.

	Stock Awards
Name	Number of Shares Acquired On Vesting(1)	Value Realized On Vesting(2)

Dennis Pollack	2,000	$30,600

Joseph R. Corrato	755	11,265
	6,000	91,800

Jack E. Rothkopf	415	6,192
	3,000	45,900

Jeffrey T. Hanuscin	736	10,981
	1,000	15,300
_________________
(1)	Does not reflect the sale or withholding of shares to satisfy income tax withholding obligations.
(2)
Based upon the fair market value of a share of Company common stock on the date of exercise or vesting. Value is calculated by multiplying the number of shares of Company common stock that vested by the fair market value on the date of vesting.

Employment and Change in Control Agreements

Prudential Bank and Prudential Bancorp entered into an amended and restated employment agreement with Mr. Pollack in December 2016, amending and restating his earlier employment agreement entered into in May 2016 upon his appointment as President and Chief Financial Officer. In addition, Prudential Bank has previously entered into change in control severance agreements with Messrs. Hanuscin and Migliorino. In December 2016, Prudential Bank and Prudential Bancorp entered into an employment agreement with Mr. Migliorino which superseded his change in control severance agreement. Mr. Rothkopf had an employment agreement with the Bank which expired December 31, 2016. Prior to such date, the Bank had entered into a change in control agreement with Mr. Rothkopf which became effective as of January 1, 2017. For additional information, see "–Compensation and Discussion Analysis – Additional Components of Executive Compensation – Employment Agreements" and "–Change in Control Agreements." The change in control severance agreements are structured in the same manner except with regard to the severance payment multiplier and the benefit coverage period.

Potential Payments Upon Termination of Employment or a Change in Control

The following tables present potential payments to the named executive officers (other than Mr. Corrato) if their employment was terminated under various situations. However, the presentation is based on the employment arrangements that were in effect as of September 30, 2016. Subsequent to such date, Prudential Bank and Prudential Bancorp entered into an amended and restated employment agreement with Mr. Pollack and a new employment agreement with Mr. Migliorino. In addition, Mr. Rothkopf was under an employment agreement as of September 30, 2016 which as of January 1, 2017 was superseded by a change in control agreement, while Mr. Migliorino was under change in control agreement as of September 30, 2016 was superseded by the employment agreement referenced above.

The following table describes the potential payments to Dennis Pollack, President and Chief Executive Officer, upon an assumed termination of employment or a change in control as of September 30, 2016.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (j)	Retirement

Severance payments and benefits: (a)
Cash severance (b)	$--	$--	$--	$--	$--	$--
Medical and other insurance benefits (c)	--	--	1,853	3,706	--	--
Automobile expenses (d)	--	--	--	--	--	--
§280G cut-back (e)	--	--	--	--	--	--

Equity awards: (f)
Unvested stock options (g)	--	--	--	54,600	54,600	--
Unvested restricted stock awards (h)	--	--	--	152,040	152,040	--

Total payments and benefits (i)	$--	$--	$1,853	$210,346	$206,640	$--

The following table describes the potential payments to Anthony V. Migliorino, Executive Vice President and Chief Operating Officer, upon an assumed termination of employment or a change in control as of September 30, 2016.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (j)	Retirement

Severance payments and benefits: (a)
Cash severance (b)	$--	$--	$--	$315,478	$--	$--
Medical and other insurance benefits (c)	--	--	--	13,992	--	--
Automobile expenses (d)	--	--	--	2,760	--	--
§280G cut-back (e)	--	--	--	--	--	--

Equity awards: (f)
Unvested stock options (g)	--	--	--	900	900	--
Unvested restricted stock awards (h)	--	--	--	108,600	108,600	--

Total payments and benefits (i)	$--	$--	$--	$441,730	$109,500	$--

(Footnotes following the table on page 25)

The following table describes the potential payments to Jack E. Rothkopf, Senior Vice President, Chief Financial Officer and Treasurer, upon an assumed termination of employment or a change in control as of September 30, 2016.
Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (j)	Retirement

Severance payments and benefits: (a)
Cash severance (b)	$--	$--	$272,158	$272,158	$--	$--
Medical and other insurance benefits (c)	--	--	886	886	--	--
Automobile expenses (d)	--	--	--	--	--	--
§280G cut-back (e)	--	--	--	--	--	--

Equity awards: (f)
Unvested stock options (g)	--	--	--	106,055	106,055	--
Unvested restricted stock awards (h)	--	--	--	185,807	185,807	--

Total payments and benefits (i)	$--	$--	$273,044	$564,906	$291,862	$--

The following table describes the potential payments to Jeffrey T. Hanuscin, First Vice President and Controller, upon an assumed termination of employment or a change in control as of September 30, 2016.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (j)	Retirement

Severance payments and benefits: (a)
Cash severance (b)	$--	$--	$--	$121,297	$--	$--
Medical and other insurance benefits (c)	--	--	--	7,864	--	--
Automobile expenses (d)	--	--	--	--	--	--
§280G tax cut back (e)	--	--	--	--	--	--

Equity awards: (f)
Unvested stock options (g)	--	--	--	37,053	37,053	--
Unvested restricted stock awards (h)	--	--	--	79,264	79,264	--

Total payments and benefits (i)	$--	$--	$--	$245,478	$116,317	$--

__________________________
(a)
These severance payments and benefits are payable if the employment of Mr. Pollack or Mr. Rothkopf is terminated prior to a change in control either (i) by the Bank for any reason other than cause, disability, retirement or death or (ii) by Mr. Pollack or Mr. Rothkopf if the Bank takes certain adverse actions (a "good reason" termination). The severance payments and benefits are also payable if an executive's employment is terminated concurrently with or following a change in control if the termination of employment occurs during the term of Mr. Pollack's or Mr. Rothkopf's employment agreement (the term of Mr. Rothkopf's agreement expired as of December 31, 2016) or during the term of Mr. Migliorino's or Hanuscin's severance agreement. Under Mr. Rothkopf's new change in control agreement, he is entitled to severance payments and benefits only in the event of his termination concurrently with or following a change in control. In addition, under Mr. Pollack's amended and restated employment agreement, the severance benefits have been enhanced and under Mr. Migliorino's new employment agreement, he is entitled to severance in an involuntary separation outside a change in control and to an enhanced level of severance.

(Footnotes continued on the following page)

__________________________
(b)
If the employment of Mr. Pollack or Mr. Rothkopf is terminated prior to a change in control, represents a lump sum payment equal to one time the average of the base salary and cash bonus received by Mr. Pollack (excluding any deferred amounts) during the five calendar years preceding the year in which the date of termination occurs and two times such amount for Mr. Rothkopf. In the change in control column, represents a lump sum payment equal to two times for Messrs. Pollack, Migliorino and Rothkopf and one time for Mr. Hanuscin the average of the executive's base salary and cash bonus received by the executive (excluding any deferred amounts) during the five calendar years preceding the year in which the date of termination occurs. Since Mr. Pollack did not have any cash compensation as an employee in calendar 2015, he would not have received any cash severance payments had his employment been terminated as of September 30, 2016.

(c)
If the employment of Mr. Pollack or Mr. Rothkopf is terminated prior to a change in control, represents the estimated present value cost of providing continued medical, dental, vision, life and accidental death and disability coverage to Messrs. Pollack and Rothkopf for an assumed additional 12 months and 24 months, respectively, at no cost to the executives.  In the change in control column, represents the estimated present value cost of providing continued medical, dental, vision, life and accidental death and disability coverage for 24 months for Messrs. Pollack, Migliorino and Rothkopf (12 months for Mr. Hanuscin) at no cost to the executives. The estimated costs assume the current insurance premiums with no increase in the annual premium costs. The amounts have not been discounted to present value.

(d)
Represents a lump sum cash payment equal to the estimated costs of paying automobile related expenses for Mr. Migliorino for an assumed 24 months if his employment is terminated concurrently with or following a change in control), based on the amounts paid.

(e)
If the parachute amounts associated with the payments and benefits to Messrs. Pollack, Migliorino, Rothkopf and Hanuscin in the change in control column equal or exceed three times the executive's average taxable income for the five calendar years immediately preceding the year in which the change in control occurs, such payments and benefits in the event of a change of control will be reduced by the minimum amount necessary so that they do not trigger the 20% excise tax imposed by Sections 280G and 4999 of the Internal Revenue Code. Based upon the assumptions made, each executive is below his respective Section 280G threshold.

(f)
The vested stock options held by Messrs. Pollack, Migliorino, Rothkopf and Hanuscin had a value of approximately $13,500, $0, $73,795 and $34,362, respectively, based on the September 30, 2016 closing price of $14.48 per share. Such value can be obtained in the event of termination due to voluntary termination, death, disability, retirement or cause only if the executive actually exercises the vested options in the manner provided for by the relevant option plan and subsequently sells the shares received for $14.48 per share. In the event of a termination of employment, each executive (or his or her estate in the event of death) will have the right to exercise vested stock options for the period specified in his or her option grant agreement. If the termination of employment occurs following a change in control, each executive can exercise the vested stock options for the remainder of the original ten-year term of the option.

(g)
Represents the value of the unvested stock options held by Messrs. Pollack, Migliorino, Rothkopf and Hanuscin that had an exercise price below the September 30, 2016 closing price of $14.48 per share, based on the difference between the September 30, 2016 closing price and the per share exercise price of the unvested stock options.  All unvested stock options will become fully vested upon an executive's death, disability or upon a change in control.

(h)
Represents the value of the unvested restricted stock awards held by Messrs. Pollack, Migliorino, Rothkopf and Hanuscin based on the September 30, 2016 closing price of $14.48 per share, excluding accumulated cash dividends, if any, on the unvested shares for each of the executives.  All unvested restricted stock awards will become fully vested upon an executive's death or disability or upon a change in control.

(i)
Does not include the value of the vested benefits to be paid under our tax-qualified defined benefit pension plan, 401(k) plan and ESOP.  See the pension benefits table under "-Benefit Plans – Retirement Plan" below.  The ESOP was terminated effective December 31, 2016, with the value of the unallocated ESOP shares held in the suspense account to first be used to repay the outstanding balance of the ESOP loan and with any remaining balance in the suspense account to then be allocated among the ESOP participants on a pro rata basis.  The above tables do not include any additional ESOP allocations that will be made upon the termination of the ESOP.  Also does not include the value of vested stock options set forth in Note (f) above, earned but unpaid salary, accrued but unused vacation leave and reimbursable expenses.

(j)
If the employment of Mr. Pollack, Mr. Migliorino, Mr. Rothkopf or Mr. Hanuscin had terminated at September 30, 2016 due to death, his or her beneficiaries or estate would have received life insurance proceeds of approximately $570,000, $400,000, $153,000 and $120,120, respectively. If the employment of Mr. Pollack, Mr. Migliorino, Mr. Rothkopf or Mr. Hanuscin had terminated at September 30, 2016 due to disability, they each would have received disability benefits under our disability policy of $12,000 per year.

On May 1, 2016, Mr. Corrato retired as the President and Chief Executive Officer of Prudential Bancorp and Prudential Bank as well as resigned from the Boards of Directors of Prudential Bancorp and Prudential Bank.  In connection with such retirement, Mr. Corrato, entered into a separation agreement dated as of May 3, 2016, effective as of May 1, 2016. Under the terms of the separation agreement (which superseded his employment agreement), the Bank agreed to pay Mr. Corrato $225,000, approximately his current annual base salary, in equal installments over a one-year period in accordance with the Bank's normal payroll practices. Prudential Bank also agreed to transfer title to Mr. Corrato to the automobile which had been previously provided for his use by the Bank and to pay his COBRA premiums (for medical, dental and vision insurance) for a period of up to six months subsequent to May 1, 2016. During the one-year period subsequent to May 1, 2016, Mr. Corrato agreed to comply with certain restrictive covenants set forth in the separation agreement including covenants not to compete and to not solicit customers and employees of Prudential Bancorp and/or Prudential Bank. Mr. Corrato also agreed to assist the Bank, if requested, with regard to certain ongoing lending relationships as to which Mr. Corrato has particular knowledge as well as with existing litigation. Mr. Corrato is not entitled to participate in any of the employee benefit plans or programs offered by Prudential Bancorp or Prudential Bank subsequent to May 1, 2016 and no additional benefits vested or accrued subsequent to such date.  No acceleration of the unvested restricted stock awards and stock options previously granted to him occurred upon his retirement.  Mr. Corrato agreed to serve as a director emeritus until February 2020 without any cash compensation.

Benefit Plans

Retirement Plan.  Prudential Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code.  Full-time employees become eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service.  For purposes of the retirement plan, a full-time employee earns one year of eligibility service when he completes 1,000 hours of service within a one-year eligibility computation period.  An employee's first eligibility computation period is the one-year period beginning on the employee's date of hire.  Subsequent eligibility computation periods begin on January 1 and end on December 31. In November 2015, the retirement plan was frozen such that no new participants can be added and existing participants will receive no further benefit service credit, compensation credit or other accrued benefit increases except for additional service credits which may affect a participant's vesting or early vesting retirement eligibility or as otherwise required by law to maintain the tax-qualified status of such plan.

The retirement plan provides for a monthly benefit upon a participant's retirement at or after the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date").  A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan.  Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan.  The retirement plan provides a benefit of 1.50% of a participant's highest 5-year average earnings, multiplied by the participant's years of benefit service. Earnings are defined as base salary, subject to an annual Internal Revenue Service limit of $265,000 on earnings for 2015.  Annual benefits provided under the retirement plan also are subject to Internal Revenue Service limits, which vary by age and benefit payment type. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

The table below shows the present value of accumulated benefits payable to Messrs. Pollack, Corrato, Migliorino, Rothkopf and Hanuscin, including the number of years of credited service, under the retirement plan determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. No named executive officer received payments from the retirement plan during fiscal 2016.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Dennis Pollack	Financial Institutions Retirement Fund(1)	0	$--	$--
Joseph R. Corrato(3)	Financial Institutions Retirement Fund(1)	30	1,217,000	--
Jeffrey T. Hanuscin	Financial Institutions Retirement Fund(1)	2	28,000	--
Anthony V. Migliorino	Financial Institutions Retirement Fund(1)	0	--	--
Jack E. Rothkopf	Financial Institutions Retirement Fund(1)	9	186,000	--
_____________________
(1) A multiple employer tax-qualified defined benefit plan.
(2) Reflects value as of September 30, 2016.
(3) Mr. Corrato resigned, effective May 1, 2016.

Endorsement Split Dollar Agreements.  Prudential Bank purchased insurance policies on the lives of its certain executive officers named in the Summary Compensation Table above, and has entered into Endorsement Split Dollar Agreements with certain of those officers.  The policies are owned by Prudential Bank.  Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by Prudential Bank, the officer's beneficiary will receive two times the officer's salary, as of the date of death.  Pursuant to the terms of the agreements, Prudential Bank has generally elected to not extend such benefits after a termination of employment.  Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer's life in excess of the cash surrender value.  Prudential Bank will receive the full cash surrender value, which is expected to reimburse Prudential Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer's beneficiaries.

The Endorsement Split Dollar Agreements may be terminated at any time by Prudential Bank or the officer or by Prudential Bank upon the officer's termination of service to Prudential Bank.  Upon termination, Prudential Bank may surrender the policy and collect the cash surrender value.

Related Party Transactions

In accordance with applicable federal laws and regulations, Prudential Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Prudential Bank except that Prudential Bank provides for a reduced interest rate of one hundred basis points to all employees, officers and directors for a first mortgage on their primary residence and waives the origination fees, other than appraisal and document review fees. Other than as described below, it is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

The table below lists the outstanding loans made by Prudential Bank to related persons, where the amount involved exceeds $120,000 and the interest rate was reduced and loan origination fee was waived.

Amounts Paid During Year
Largest Principal
		Amount	Amount
	Year ended	Outstanding	Outstanding at			Interest
Name	September 30,	During Year	Year-End	Principal	Interest	Rate
Joseph R. Corrato	2016 2015	$212,790 224,288	$200,645 212,790	$12,145 11,498	$5,694 6,024	2.750	% 2.750
John C. Hosier	2016 2015	378,527 387,620	369,147 378,527	9,380 9,692	11,695 4,984	3.125 3.125
Jack E. Rothkopf	2016 2015	169,140 174,081	164,040 169,140	5,100 4,941	5,210 5,370	3.125 3.125

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as to Prudential Bancorp common stock beneficially owned, as of January 9, 2017, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to Prudential Bancorp to be the beneficial owner of more than 5% of the issued and outstanding Prudential Bancorp common stock, based on filings made with the Securities and Exchange Commission, (ii) each director of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp and (iv) all directors and executive officers of Prudential Bancorp as a group. Does not reflect ownership of shares of Prudential Bancorp common stock received by persons or entities in connection with the merger of Polonia Bancorp, Inc. ("Polonia Bancorp") with and into Prudential Bancorp which occurred just prior to the voting record date for the annual meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of January 9, 2017(1)(2)		Percent of Common Stock

Firefly Value Partners, LP 601 West 26th Street Suite 1520 New York, New York 10001	475,250	(3)	5.3%
Warren A. Mackey 40 Worth Street, 10th Floor New York, New York 10013	871,204	(4)	9.7%
Lawrence B. Seidman 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054	750,318	(5)	8.3%
Directors:
Jerome R. Balka, Esq.	70,933	(6)(7)	*
A. J. Fanelli	63,171	(6)(8)	*
John C. Hosier	62,939	(6)(9)	*
Bruce E. Miller	56,088	(6)	*
Francis V. Mulcahy	67,031	(6)(10)	*
Dennis Pollack	46,936	(6)(11)	*
Certain Executive Officers
Anthony V. Migliorino	11,022	(6)(12)	*
Jack E. Rothkopf	72,358	(6)(13)	*
Jeffrey T. Hanuscin	20,995	(6)(14)	*
All Directors and Executive Officers as a Group (10 persons)	471,473	(7)	5.1%
______________________________
*  Represents less than one percent of Prudential Bancorp's outstanding common stock.
(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. In addition, due to share repurchases by the Company, the ownership percentages reflected in the filings may differ from the percentages reflected in the table above. Furthermore, share ownership reflected on Schedules 13D and 13G may differ from what is actually held by the reporting persons as of January 9, 2017 due to changes in ownership which were not required to be reported prior to such date. In addition, does not reflect shares that may have been received in the merger with Polonia Bancorp by (i) shareholders of the Company who owned in excess of 5% of the Company's common stock who were also shareholders of Polonia Bancorp or who received a number of shares of common stock such that they would be beneficial owners of more than 5% of the Company's common stock, or (ii) who were shareholders of Polonia Bancorp who received sufficient shares to become beneficial owners of more than 5% of the Company's common stock. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on following page)

____________________

(2)
Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of November 10, 2016 have been exercised.

(3)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2016 by Firefly Value Partners, LP ("Firefly Partners"), FVP GP, LLC ("FVPGP"), Firefly Management Company GP, LLC ("Firefly Management"), FVP Master Fund, L.P. ("FVP MasterFund"), Ryan Heslop and Ariel Warszawski. Firefly Partners is the investment manager of FVP Master Fund; FVP GP serves as the general partner of FVP Master Fund; and Firefly Management serves as general partner of Firefly Partners. Messrs. Heslop and Warszawski are the managing members of FVP GP and Firefly Management. FVP Master Fund directly owns the shares set forth in the Schedule 13G/A. Messrs. Heslop and Warszawski, Firefly Partners, Firefly Management and FVP GP may be deemed to share with FVP Master Fund both voting and dispositive power with respect to such shares.

(4)
Based on a Schedule 13D/A filed with the Securities and Exchange Commission on February 12, 2014 by Warren A. Mackey, Homestead Partners LP, a Delaware limited partnership, Arles Partners LP, a New York limited partnership, and Arles Advisors Inc., a New York corporation.  Arles Advisors is the general partner of Homestead Partners and Arles Partners.  The sole shareholder, director and executive officer of Arles Advisors is Warren A. Mackey.  By virtue of his position with Arles Advisors, Mr. Mackey has the shared investment discretion and voting authority with respect to the 838,676 shares owned by Homestead Partners and Arles Partners. Arles Advisors, as general partner of Homestead Partners and Arles Partners, may be deemed to beneficially own the 838,976 shares owned by these partnerships. Mr. Mackey individually has the sole investment discretion and voting authority with respect to the 32,228 shares held for himself. Additional shares of Prudential Bancorp common stock may have been received in connection with the merger with Polonia Bancorp.

(5)
Based on a Schedule 13D/A filed on December 6, 2016 by Lawrence B. Seidman, Seidman and Associates L.L.C. ("SAL"), Seidman Investment Partnership, L.P. ("SIP"), Seidman Investment Partnership II, L.P. ("SIPII"), Seidman Investment Partnership III, L.P. ("SIPIII"), LSBK06-08 ("LSBK"), Broad Park Investors ("Broad Park"), CBPS, L.L.C. ("CBPS"), JRBC I, LLC ("JRBC"), 2514 Multi-Strategy Fund, L.P. ("2514 MSF"), Veteri Place Corporation ("Veteri"), Chewy Gooey Cookies, L.P. ("CGC"), and Sonia Seidman (collectively, the "Seidman Group"). Mr. Seidman (i) as the manager of SAL, may be deemed the beneficial owner of the 139,347 shares owned by SAL, (ii) as the sole officer of Veteri, the corporate general partner of each of SIP and SIPII, may be deemed the beneficial owner of the 110,606 shares owned by SIP and the 157,905 shares owned by SIPII, (iii) as the managing member of JBRC I, LLC, the co-general partner of SIPIII, may be deemed the beneficial owner of the 27,780 shares owned by SIPIII, (iv) as the sole officer of Veteri, the Trading Advisor of LSBK and CBPS, may be deemed the beneficial owner of the 75,393 shares owned by LSBK and the 83,181 shares owned by CBPS, (v) as the investment manager for each of Broad Park and CGC, may be deemed the beneficial owner of the 90,968 shares owned by Broad Park and the 22,147 shares owned by CGC, and (vi) as the husband of Sonia Seidman, may be deemed the beneficial owner of the 43,261 shares owned by Sonia Seidman. Accordingly, Seidman may be deemed the beneficial owner of an aggregate of 750,318 shares. In the foregoing capacities, Seidman has sole and exclusive investment discretion and voting authority with respect to all such shares. Additional shares of Prudential Bancorp may have been received in connection with the merger with Polonia Bancorp.

(6)
Includes shares held in trust by Prudential's 2008 RRP or granted pursuant to the 2014 SIP which have been awarded to the directors and officers and stock options which have been granted to the directors and officers under Prudential's 2008 SOP or under the 2014 SIP and which are exercisable within 60 days of January 9, 2016 as follows:

Name	Restricted Stock	Stock Options
Jerome R. Balka, Esq.	8,000	34,690
A.J. Fanelli	8,000	38,690
John C. Hosier	9,068	36,021
Bruce E. Miller	9,070	30,683
Francis V. Mulcahy	8,000	38,690
Dennis Pollack	10,500	12,000
Anthony V. Migliorino	7,500	--
Jack E. Rothkopf	12,416	43,403
Jeffrey T. Hanuscin	5,474	10,502
All directors and executive officers as a group (9 persons)	78,028	244,679

(Footnotes continued on following page)

____________________

(7)
Includes 4,721 shares held in Mr. Balka's individual retirement account, 14,375 shares held jointly with Mr. Balka's spouse, 1,888 shares held in Mr. Balka's 401(k) Plan and 66 shares held by the estate of Helen Klara for whom Mr. Balka is guardian. Also includes 4,721 shares held by the Balka Grandchildren Trust and 472 shares held by the Danielle Thomas Revocable Trust, over which Mr. Balka disclaims beneficial ownership.

(8)	Includes 3,304 shares held jointly with Mr. Fanelli's spouse.

(9)	Includes 6,078 shares held in Mr. Hosier's account in his 401(k) plan.

(10)	Includes 4,000 shares held jointly with Mr. Mulcahy's spouse and 2,832 shares held directly by Mr. Mulcahy's spouse.

(11)	Includes 19,588 shares held in Mr. Pollack's individual retirement account.

(12)	Includes 1,522 shares allocated to Mr. Migliorino in the Prudential Bank 401(k) Plan and 1,000 shares held in Mr. Migliorino's individual retirement account.

(13)	Includes 7,908 shares allocated to Mr. Rothkopf's account in the Prudential Bank employee stock ownership plan, referred to as the ESOP over which Mr. Rothkopf has voting authority.

(14)	Includes 908 and 2,042 shares allocated to Mr. Hanuscin in Prudential Bank 401(k) Plan and the ESOP, respectively, over which Mr. Hanuscin has voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Prudential Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Prudential Bancorp with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2016, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

The Audit Committee of the Board of Directors of Prudential Bancorp has appointed S.R. Snodgrass, P.C., an independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2017, and further directed that the appointment of S.R. Snodgrass as our auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with Prudential Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass is compatible with maintaining its independence.  In addition to performing auditing services, our independent registered public accounting firm reviewed our public filings.  The Audit Committee believes that S.R. Snodgrass's performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass for professional services in connection with the audit of Prudential Bancorp's consolidated financial statements for fiscal 2016 and 2015 and the fees paid by us to S.R. Snodgrass for audit-related services, tax services and all other services during fiscal 2016 and 2015.

	Year Ended September 30,
	2016	2015
Audit fees (1)	$178,000	$169,858
Audit-related fees	--	--
Tax fees (2)	20,300	22,770
All other fees (3)	9,000	--
Total	$207,300	$192,628
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Tax fees consist of compliance fees for the preparation of tax returns during fiscal 2016 and 2015.

(3)	Consists of fees related to registration statements filed by the Company during fiscal 2016 with the Securities and Exchange Commission.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Prudential Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's Charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chairman of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chairman of the Audit Committee presents any previously approved engagements to the full Audit Committee.

Each new engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee or its Chairman, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. for the fiscal year ending September 30, 2017.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next annual meeting of shareholders of Prudential Bancorp, which is expected to be held in February 2018, must be received at the principal executive offices of Prudential Bancorp, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, Attention: Dennis Pollack, President and Chief Executive Officer, no later than September 22, 2017.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested. We did not receive any shareholder proposals for this annual meeting.

Shareholder proposals which are not submitted for inclusion in Prudential Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp's Bylaws.  Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by September 22, 2017.  The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of the 2018 annual meeting, by September 22, 2017.  We did not receive any shareholder nominations for this annual meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Prudential Bancorp, Inc., c/o Sharon M. Slater, Corporate Secretary, at 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.  Ms. Slater will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Prudential Bancorp's Annual Report to Shareholders, which includes the Annual Report on Form 10-K for the year ended September 30, 2016, accompanies this proxy statement.  Such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to Mr. Jack E. Rothkopf, Senior Vice President and Chief Financial Officer, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

Solicitation of Proxies.  The cost of the solicitation of proxies will be borne by Prudential Bancorp.  Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Prudential Bancorp may solicit proxies personally or by telephone without additional compensation.

000004

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 23, 2017

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director and "FOR" the ratification of S.R. Snodgrass, P.C.

1. Election of directors.

	For	Withhold		For	Withhold	
01 - Francis V. Mulcahy	☐	☐	02 - Dennis Pollack	☐	☐	Nominees for three-year term expiring in 2020

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1UPX 3116821

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02HYNA

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 23, 2017. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 23, 2017
11:00 a.m., Eastern time
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 23, 2017 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. held of record by the undersigned on January 9, 2017 at the Annual Meeting of Shareholders to be held at Prudential Savings Bank's administrative offices, located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania on Thursday, February 23, 2017, at 11:00 a.m., Eastern time, or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 23, 2017 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director and "FOR" the ratification of S.R. Snodgrass, P.C.

1. Election of directors.

	For	Withhold		For	Withhold	
01 - Francis V. Mulcahy	☐	☐	02 - Dennis Pollack	☐	☐	Nominees for three-year term expiring in 2020

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 1 1 6 8 2 2

02HYOA

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 23, 2017. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 23, 2017
11:00 a.m., Eastern time
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 23, 2017 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. held of record by the undersigned on January 9, 2017 at the Annual Meeting of Shareholders to be held at Prudential Savings Bank's administrative offices, located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania on Thursday, February 23, 2017, at 11:00 a.m., Eastern time, or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 23, 2017 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to provide your voting instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 17, 2017

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director and "FOR" the ratification of S.R. Snodgrass, P.C.

+

1. Election of directors.

	For	Withhold		For	Withhold	
01 - Francis V. Mulcahy	☐	☐	02 - Dennis Pollack	☐	☐	Nominees for three-year term expiring in 2020

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 3 1 1 6 8 2 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

02HYQB

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 23, 2017. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE ESOP VOTING INSTRUCTION CARD — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 23, 2017
11:00 a.m., Eastern time
THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 23, 2017 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the trustees of the ESOP to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. allocated as described below at the Annual Meeting of Shareholders to be held at Prudential Savings Bank's administrative offices, located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania on Thursday, February 23, 2017, at 11:00 a.m., Eastern time, or at any adjournment thereof.

This card constitutes your voting instructions for any shares held in the Prudential Savings Bank ESOP and the undersigned hereby authorizes the trustees to vote the shares allocated to the undersigned's account as provided herein. Shares held in the ESOP allocated to participants' accounts will generally not be voted unless the voting instruction card is returned or instructions are received by telephone or via the Internet. With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp, Inc.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. YOU MAY REVOKE THESE INSTRUCTIONS AT ANY TIME PRIOR TO THE TIME THE SHARES ARE VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 23, 2017 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction card.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to provide your voting instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 17, 2017

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director and "FOR" the ratification of S.R. Snodgrass, P.C.

+

1. Election of directors.

	For	Withhold		For	Withhold	
01 - Francis V. Mulcahy	☐	☐	02 - Dennis Pollack	☐	☐	Nominees for three-year term expiring in 2020

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1UPX 3116823

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

02HYPB

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 23, 2017. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE 401(k) VOTING INSTRUCTION CARD — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 23, 2017
11:00 a.m., Eastern time

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 23, 2017 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the trustees of the 401(k) Plan to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. allocated as described below at the Annual Meeting of Shareholders to be held at Prudential Savings Bank's administrative offices, located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania on Thursday, February 23, 2017, at 11:00 a.m., Eastern time, or at any adjournment thereof.

This card constitutes your voting instructions for any shares held in the Prudential Savings Bank 401(k) Plan and the undersigned hereby authorizes the trustees to vote the shares allocated to the undersigned's account as provided herein. Shares held in the 401(k) Plan allocated to participants' accounts will generally not be voted unless the voting instruction card is returned or instructions are received by telephone or via the Internet. With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp, Inc.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. YOU MAY REVOKE THESE INSTRUCTIONS AT ANY TIME PRIOR TO THE TIME THE SHARES ARE VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 23, 2017 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction card.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

1834 W. OREGON AVE. • PHILADELPHIA, PA 19145-4725 (215) 755-1500

January 20, 2017

To: Participants in the Prudential Savings Bank Employee Stock Ownership Plan (the "ESOP") and/or Employees' Savings & Profit Sharing Plan (the "401(k) Plan")

Re: Instructions for voting shares of Prudential Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Prudential Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account(s) in the Prudential Savings Bank ESOP and/or 40l(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report on Form 10-K, and a Voting Instruction Card. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP and/or 40l(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Card in the envelope provided or voting by telephone or the Internet. **In order to be effective, your voting instructions must be received by Computershare Shareholder Services no later than February 17, 2017.** Computershare Shareholder Services will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp. If your voting instructions are not received, the shares allocated to your ESOP and/or 40l(k) Plan account(s) generally will not be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the ESOP and/or 40l(k) Plan. If you also own shares of Prudential Bancorp common stock outside of the ESOP and/or 40l(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Sincerely,

Dennis Pollack
President and Chief Executive Officer

02HYRC